VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (hereinafter referred to as this “Agreement”), dated as of December 17, 2024, is by and between electroCore, Inc., a Delaware corporation (“Parent”), and each of the undersigned Persons identified on Schedule I attached hereto (each, a “Stockholder”).

WHEREAS, each Stockholder is, as of the date hereof, the record or beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder)) of, and has the right to vote on, the number of shares of common stock, par value $0.0001 per share (“Shares”), of NeuroMetrix, Inc., a Delaware corporation (the “Company”), in each case as set forth opposite the name of such Stockholder on Schedule I hereto;

WHEREAS, Parent, the Company and Nexus Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving entity of such Merger and a wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement (unless otherwise defined or indicated herein, capitalized terms used herein shall have the respective meanings specified in the Merger Agreement); and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that each Stockholder, and each Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.  Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent as follows with respect to himself or herself (and not with respect to any other Stockholder):

(a)  As of the time of execution of this Agreement, such Stockholder (i) is the record or beneficial owner of the Shares (together with any Shares which such Stockholder may acquire at any time in the future during the term of this Agreement, including pursuant to the terms of any Company Option, Company RSA or Company RSU, the “Stockholder Securities”) set forth opposite such Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other Stockholder Securities.

(b)  Such Stockholder has the legal capacity or the necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder, and to vote the Stockholder Securities owned by such Stockholder as contemplated hereby.

(c)  This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent, this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(d)  Neither the execution and delivery of this Agreement nor the voting by such Stockholder of such Stockholder’s Stockholders Securities contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding or arrangement of any kind to which such Stockholder is a party or by which such Stockholder or such Stockholder’s assets are bound, except for such violations, defaults or conflicts as would not reasonably be expected to prevent or materially delay such Stockholder’s performance of its obligations under this Agreement. The voting by such Stockholder of the Stockholders Securities owned by such Stockholder as contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to such Stockholder or (ii) require any consent, approval, or notice under any legal requirements applicable to and known by such Stockholder, other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay such Stockholder’s performance of his or her obligations under this Agreement.

(e)  The Stockholder Securities owned by such Stockholder and any certificates representing such Stockholder Securities are now, and, at all times during the term of this Agreement will be, held by such Stockholder or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, except for any such Liens arising hereunder and any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Liens”).

(f)  Such Stockholder has full voting power, with respect to the Stockholder Securities owned by such Stockholder, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder Securities. Such Stockholder Securities are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder Securities.

(g)  As of the time of execution of this Agreement, there is no Legal Proceeding of any nature pending or, to the knowledge of such Stockholder, threatened against such Stockholder, at law or equity before or by any Governmental Authority, in each case that would reasonably be expected to prevent or materially delay such Stockholder’s performance of his or her obligations under this Agreement.

(h)  Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(i)  No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder.

Section 2.  Transfer of the Shares; Other Actions.

(a)  Prior to the Expiration Time, except as otherwise expressly provided herein or in the Merger Agreement, each Stockholder shall not: (i) directly or indirectly transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, or create any Lien (other than Permitted Liens) on or enter into any agreement with respect to (any of the foregoing, a “Transfer”), any or all of such Stockholder’s Stockholder Securities; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of such Stockholder’s Stockholder Securities; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of such Stockholder’s Stockholder Securities with respect to any matter that is in contravention of the obligations of such Stockholder under this Agreement with respect to such Stockholder Securities; (iv) deposit any of such Stockholder’s Stockholder Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Stockholder Securities in contravention of the obligations of such Stockholder under this Agreement with respect to such Stockholder Securities; or (v) take or cause the taking of any other action that would reasonably be expected to prevent or materially delay the performance of such Stockholder’s obligations hereunder. Any action taken in violation of the foregoing sentence shall be null and void ab initio.

(b)  Notwithstanding the restrictions set forth in Section 2(a), each Stockholder may make (i) Transfers of Shares by will or by operation of law or other Transfers for estate-planning purposes, in which case this Agreement shall bind the transferee thereof, (ii) with respect to Company Options which expire on or prior to the Expiration Time, transfers, sale, or other disposition of Shares to the Company as payment for the (A) exercise price of such Stockholder’s Company Options and (B) taxes applicable to the exercise of such Stockholder’s Company Options, (iii) with respect to Company RSUs or Company RSAs, (A) transfers for the net settlement of such Stockholder’s Company RSUs or Company RSAs settled in Shares (to pay any tax withholding obligations) or (B) transfers for receipt upon settlement of such Stockholder’s Company RSUs or Company RSAs, and the sale of a sufficient number of such Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by such Stockholder as a result of such settlement, (iv) if such Stockholder is an Entity, a transfer to one or more partners or members of such Stockholder or to an Affiliated corporation, trust or other Entity under common control with such Stockholder, or if such Stockholder is a trust, a transfer to a beneficiary (provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof), (v) transfers to another holder of the capital stock of the Company that has signed this Agreement or any voting agreement or similar agreement, in each case in substantially the form hereof, and (vi) transfers, sales or other dispositions as Parent may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares covered hereby shall occur (including a transfer or disposition permitted by the foregoing clauses (i) through (vi), a sale by such Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

(c)  Each Stockholder agrees that it will not exercise any appraisal rights with respect to such Stockholder’s Stockholder Securities available to such Stockholder with respect to the Merger.

Section 3.  Voting of Shares. Without in any way limiting a Stockholder’s right to (a) vote in his or her capacity as a director of the Company or (b) vote his or her Stockholder Securities in his or her sole discretion on any other matters not set forth in this Section 3 that may be submitted to a stockholder vote, consent or other approval, at any annual, special or other meeting of the Company’s stockholders called or any action by written consent in lieu of a meeting of the Company’s stockholders with respect to any of the following, and at any adjournment or postponement thereof, each Stockholder (in such Stockholder’s capacity as a holder of his or her Stockholder Securities) shall, or shall cause the holder of record on any applicable record date to: (i) appear at each such meeting or otherwise cause all of such Stockholder’s Stockholder Securities entitled to vote to be counted as present thereat for purposes of calculating a quorum; and (ii) vote (or cause to be voted), in person or by proxy, all Stockholder Securities beneficially owned by Stockholder and entitled to vote thereon (A) in favor of the adoption of the Merger Agreement and the approval of the Merger and the transactions contemplated thereby, (B) against (x) any action or agreement which would reasonably be expected to prevent, delay, or adversely affect the Merger or the transactions contemplated in the Merger Agreement or this Agreement, or (y) any Acquisition Transaction, and (C) if applicable, in favor of the approval of any proposal to adjourn or postpone any applicable meeting to a later date, if there are not sufficient votes to obtain the Company Stockholder Approval on the date on which such meeting is held. Any vote by a Stockholder that is not in accordance with this Section 3 will be considered null and void.

Section 4.  No Solicitation. Each Stockholder agrees that he or she shall not, and shall cause his or her advisors or representatives (such advisors or representatives, collectively, “Representatives”) not to, directly or indirectly, but without prejudice to the provisions of Section 5.3 of the Merger Agreement, (a) initiate, solicit or knowingly encourage or facilitate any Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal or (b) participate in any discussions or negotiations regarding, or furnish or provide any non-public information to any Person in connection with, any Acquisition Proposal; provided, however, that this Agreement shall not restrict the ability of any Stockholder, during the Notice Period contemplated by Section 5.3(e) of the Merger Agreement, to review the terms of a Superior Proposal and to discuss and confirm to the Company and to any party who has submitted a Superior Proposal, the willingness of such Stockholder to support and sign, in the event of any termination of the Merger Agreement, a voting or support agreement on terms and conditions substantially similar to those contained herein in connection with such Superior Proposal.

Section 5.  Further Assurances. Each party shall execute and deliver any additional documents and take such further actions that are reasonably necessary to carry out all of his, her or its obligations under the provisions hereof.

Section 6.  Termination. This Agreement will terminate upon the earlier (such earlier time, the “Expiration Time”) of: (a) the Effective Time; (b) the date of valid termination of the Merger Agreement in accordance with its terms; (c) with respect to any particular Stockholder, such time as any change, waiver or amendment to the terms of the Merger Agreement shall be made without the prior written consent of such Stockholder that (i) reduces the Merger Consideration or any consideration otherwise payable with respect to the Company Options, Company RSUs or Company RSAs beneficially owned by such Stockholder, (ii) imposes any restriction on the Stockholder’s right to receive the Merger Consideration or changes the timing of or the form of consideration payable in the Merger or any consideration otherwise payable with respect to any Stockholder Securities beneficially owned by Stockholder or (iii) otherwise materially amends the Merger Agreement in a manner adverse to the stockholders of the Company; (d) with respect to any particular Stockholder, such time as shall be mutually agreed in writing by Parent and such Stockholder; and (e) the extension of the End Date, without the prior written consent of such Stockholder. At the Expiration Time, this Agreement shall forthwith become void and of no effect and there shall be no liability or obligation on the part of any party hereto (or any of its Representatives), except that this Section 6, Section 7 and Section 10 shall survive the Expiration Time indefinitely; provided that the occurrence of the Expiration Time shall not relieve any party hereto from any liability for any breach of this Agreement occurring prior to the Expiration Time.

Section 7.  Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

Section 8.  Public Announcements. No Stockholder shall make public announcements regarding this Agreement and the transactions contemplated hereby that are inconsistent with the public statements made by Parent and the Company in connection with this Agreement, the Merger Agreement and the transactions contemplated hereby or thereby, without the prior written consent of Parent. Each Stockholder (a) consents to and authorizes (i) the publication and disclosure by Parent and the Company of the initial news release regarding the Merger and any news releases or otherwise making public announcements with respect to the Merger Agreement and the other transactions contemplated thereby, and (ii) the publication and disclosure by Parent, the Company and their respective Affiliates of such Stockholder’s identity and beneficial ownership of such Stockholder’s Stockholder Securities and the nature of such Stockholder’s commitments, obligations, arrangements and understandings under this Agreement in the Proxy Statement and (b) agrees to promptly give to the Company any information relating to such Stockholder and such Stockholder’s Stockholder Securities that the Company may require for the preparation of the Proxy Statement and any related documents.

Section 9.  Adjustments; Additional Stockholder Securities. In the event (a) of reclassification, stock split (including a reverse stock split), combination, stock dividend or distribution, recapitalization, subdivision, merger, issuer tender or exchange offer, or other similar transaction or (b) that a Stockholder shall become the beneficial owner of any additional Shares or other Stockholder Securities, then the terms of this Agreement shall apply to the Shares and other Stockholder Securities held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Stockholder Securities hereunder. In the event that a Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3, then the terms of Section 3 shall apply to such other securities as though they were Stockholder Securities hereunder.

Section 10.  Miscellaneous.

(a)  Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand (with proof of delivery); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(a)):

If to a Stockholder, to such Stockholder’s address set forth on Schedule I hereto,

If to Parent, to:

electroCore, Inc.

200 Forge Way, Suite 205

Rockaway, NJ 07866

Attention: Dan Goldberger

Email: dan.goldberger@electrocore.com

with a copy to (which shall not constitute notice):

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Ira Kotel and Ilan Katz

Email: ira.kotel@dentons.com; ilan.katz@dentons.com

(b)  Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)  Counterparts; Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

(d)  Entire Agreement, No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and (ii) is not intended to, nor shall it, confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(e)  Governing Law, Jurisdiction. This Agreement shall be deemed to be made and shall be interpreted, construed and governed in all respects by and in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable conflicts of law principles. The parties hereto hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement or in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts. The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 10(a) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(f)  Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUIT, ACTION OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(F).

(g)  Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided, however, that Parent may assign, in its sole discretion and without the consent of any other party hereto, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly owned Subsidiaries of Parent in connection with the assignment of the rights, interests and obligations of Parent under the Merger Agreement (and to the extent such assignment is permitted thereunder) to such direct or indirect wholly owned Subsidiaries of Parent accordance with the terms of the Merger Agreement; provided, however, that no such assignment shall relieve Parent of any of their respective obligations under this Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(h)  Severability of Provisions. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(i)  Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (i) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to seek an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (ii) the right of specific enforcement is an integral part of the Agreement and without that right, Parent would not have entered into this Agreement. It is accordingly agreed that each party hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(j)  Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party unless it shall be in writing and signed by such party.

(k)  Binding Nature. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.

(l)  No Presumption. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(m)  No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

(n)  No Ownership Interest. Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Stockholder Securities. All rights, ownership and economic benefits of and relating to the Stockholder Securities shall remain vested in and belong to the applicable Stockholder, and Parent shall not have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Stockholder Securities, except as otherwise specifically provided herein.

(o)  Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall apply to each Stockholder solely in such Stockholder's capacity as a holder of the Stockholder Securities beneficially owned by such Stockholder and not in such Stockholder’s or any partner, officer, employee, Affiliate or Representative of such Stockholder’s capacity as a director, officer or employee of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (i) limit or restrict any actions or omissions of any such Person in his or her capacity as a director or officer of the Company or from fulfilling the duties and obligations of such office, including in the exercise of his or her fiduciary duties as a director or officer of the Company, or from taking or agreeing to any of the any actions permitted to be taken under Section 5.3 of the Merger Agreement or (ii) prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

(Remainder of page intentionally left blank; signature pages follow)

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

ELECTROCORE, INC.

By:	/s/ Dan Goldberger
Name: Dan Goldberger
Title: President and Chief Executive Officer

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ Bradley Fluegel
Bradley Fluegel

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ Shai N. Gozani
Shai N. Gozani

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ David Goodman
David Goodman

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ Joshua Horowitz
Joshua Horowitz

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

Palm Global Small Cap Master Fund LP

By:
Name:
Title:

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ Nancy Katz
Nancy Katz

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ David Van Avermaete
David Van Avermaete

Signature Page to Voting and Support Agreement

IN WITNESS WHEREOF, electroCore, Inc and each Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

STOCKHOLDER

/s/ Thomas Higgins
Thomas Higgins

Signature Page to Voting and Support Agreement

SCHEDULE I

Name and Contact Information	Shares	Company Options	Company RSUs	Company RSAs
Bradley Fluegel	8,634	0	13,730	0
Shai N. Gozani 1 Unity Street Auburndale, MA 02466 Attn: Shai Gozani shai_gozani@neurometrix.com	12,635	49,501	7,531	0
David Goodman	7,602	1,332	13,730	0
Joshua Horowitz c/o Palm Global Small Cap Master Fund LP 19 West Elm Street Greenwich CT 06830 Attn: Joshua Horowitz	15,404	0	8,403	0
Palm Global Small Cap Master Fund LP 19 West Elm Street Greenwich CT 06830 Attn: Joshua Horowitz	60,500	0	0	0

Schedule I to Voting and Support Agreement

Name and Contact Information	Shares	Company Options	Company RSUs	Company RSAs
Nancy Katz	7,602	1,332	13,730	0
David Van Avermaete	7,602	1,332	13,730	0
Thomas Higgins	9,744	9,375	5,711	0

Schedule I to Voting and Support Agreement